UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22621

Cohen & Steers Real Assets Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2023. The total returns for Cohen & Steers Real Assets Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2023	Year Ended December 31, 2023
Cohen & Steers Real Assets Fund:
Class A	4.66%	3.45%
Class C	4.45%	2.88%
Class I	4.88%	3.86%
Class R	4.68%	3.37%
Class Z	4.89%	3.87%
Blended Benchmark(a)	4.93%	3.17%
Consumer Price Index +4%(a)	3.65%	7.30%
MSCI World Index—net(a)	7.56%	23.79%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

(a)	For benchmark descriptions, see page 8.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

Diversified real assets moved higher in 2023, led by global real estate and gold. Interest rates played an outsized role in influencing prices throughout the year, with the market focused on the potential timing and magnitude of central bank pivots following extensive monetary policy tightening. The U.S. 10-year Treasury yields fell to a year-to-date low of 3.3% during the March banking crisis, then rose steadily to 5.0% by October, only to fall back below 4.0% by year-end. In the fourth quarter, softer-than-expected inflation data in the U.S. and Europe drove increased optimism around a shift in monetary policy, pushing bond yields sharply lower. Expectations rose that the Federal Reserve and the European Central Bank could begin cutting benchmark lending rates as early as the first half of 2024.

Fund Performance

The portfolio had a positive total return during the 2023 calendar year and outperformed its benchmark (except for the Fund’s Class C shares, which underperformed). Outperformance during the year was driven by alpha generation across both our top-down and bottom-up approaches. Asset allocation benefited most from management of the portfolio’s commodity futures exposure over the year, while security selection was boosted by outperformance across all of our actively managed sleeves.

Global real estate stocks posted strong gains in 2023. In the U.S., real estate shares rose, bolstered by generally healthy real estate fundamentals and, toward year-end, optimism around a “soft landing” for the U.S. economy. Data centers surged, benefiting during the year from strength in cloud demand and the early innings of an expected multi-year tailwind from artificial intelligence (AI). Solid leasing activity and retailer strength buoyed retail-oriented property types, including regional malls, as tenants looked past consumer and economic concerns. Shopping center leasing remained strong as retailers focused on 2025–2026.

European real estate shares outperformed during the year. Germany, one of the more rate-sensitive markets in the region, led the advance. Despite a sharp downturn in economic activity, Germany rose meaningfully, as the market is dominated by residential companies—a property type that is relatively insulated from economic swings. The Asia Pacific region was weighed down by weakness in Hong Kong-listed real estate. Japan benefited during the year from strength among developers, which reported generally positive earnings results. Among J-REITs, hotels fared well while logistics companies trailed.

Our selection in the U.S. was a significant contributor to relative performance, led by overweight investments in certain stocks in the health care, data center and regional mall sectors. Selection and the timing of our allocations in Germany also contributed to performance. Selection in Japan further detracted from relative performance due partially to an overweight in a poorly performing industrial REIT and the timing of our investment in a diversified property owner.

Global infrastructure stocks modestly advanced in the 12 months ending December 31, 2023. After sharp outperformance in 2022, listed infrastructure’s 2023 performance stood in contrast to the broader equity market, which rose on the strength of just a few sectors, led by technology (which rallied sharply on optimism surrounding advancements in generative artificial intelligence). As a result, listed infrastructure’s valuations moved below their historical average premium relative to the broad equity market. From there, midstream energy fundamentals remained solid as the macroeconomic backdrop appeared likely to support energy throughput volumes.

COHEN & STEERS REAL ASSETS FUND, INC.

The communications sector was weighed down during the year by concern over interest rates and several U.S.-based tower companies reporting mixed guidance, while electric and water utilities lagged as investors generally favored more growth-oriented sectors. The Fund’s security selection in communications and midstream aided relative returns, while stock selection in electric utilities also contributed.

Natural resource equities moved higher, with steel the top sector and agribusiness the biggest laggard. The energy sector modestly outperformed its benchmark even after experiencing a pullback in crude oil prices in 2023. Oil demand weakened and supply generally exceeded expectations, which resulted in lower crack spreads (i.e. the price difference between a barrel of crude oil and finished petroleum products). Metals and mining experienced solid returns, with uranium performing well as prices surpassed the long-term historical price of $50/lb as inventories declined and utilities re-entered the market for long-term contracts.

Our selection and underweight position in oil & gas equipment & services contributed to relative performance during the period while selection and an underweight in steel detracted.

Commodities experienced negative returns in 2023 following strong absolute and relative returns in 2021 and 2022. The petroleum complex modestly outperformed the broader index during the year but declined 17% in the fourth quarter. A combination of slightly higher OPEC+ (an alliance of major global oil producers) production, strong non-OPEC (oil producing countries outside OPEC) supply growth, and softer global demand pushed crude oil prices to five-month lows. Despite this, supply deficits in the second half of the year helped keep OECD (group of countries that collaborate and promote sustainable economic growth) stocks below its five-year average.

Grains underperformed the index as wheat led the sector down on better-than-expected Black Sea flows and expectations for another large Russia crop, although this was tempered late in the year through curbed exports. This underperformance comes despite outperformance in the fourth quarter, with wheat reaching a four-month high on declining southern hemisphere supplies and active buying from China. Soybeans also outperformed late in the year as hot and dry weather in Brazil prompted the market to reduce estimates from another potential record crop.

Base metals underperformed the broader index during the year, in part due to China’s initial demand impulse from the first quarter reopening fizzling out. Looking at the fourth quarter, the sector was down despite a weaker U.S. dollar, on rising inventory levels and lackluster macroeconomic data, primarily in China. However, the sector outperformed the index in the fourth quarter. Copper outperformed all base metals as supply disruptions (due to labor disputes) in Peru and Panama pushed prices to four-month highs. Nickel plummeted to its lowest level since April 2021 as its use in batteries slowed despite strong EV sales growth. Zinc also suffered on an unexpected surge in LME (London Metal Exchange) inventories. The timing of our allocations to commodities contributed to relative performance, as did contract selection in the Fund’s commodities.

Short-duration fixed income contributed modestly to the portfolio. We continue to hold an overweight in this sleeve as part of our near-term tactical risk management objectives.

Gold, for its part, also contributed modestly to the portfolio due to its underweight positioning.

COHEN & STEERS REAL ASSETS FUND, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities acted as a tailwind and contributed to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies appreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar aided absolute returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of commodities futures contracts to obtain exposure to commodities markets. These contracts detracted significantly from the Fund’s total return for the 12-month period ended December 31, 2023.

The Fund also engaged in the buying and selling of commodities options with the intention of enhancing total returns and reducing overall volatility. These options were not material for the Fund’s total return for the 12-month period ended December 31, 2023.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH	BENJAMIN ROSS
Portfolio Manager	Portfolio Manager	Portfolio Manager

NICK KOUTSOFTAS	BEN MORTON	JEFFREY PALMA
Portfolio Manager	Portfolio Manager	Portfolio Manager

TYLER S. ROSENLICHT
Portfolio Manager

COHEN & STEERS REAL ASSETS FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2023

	Class A Shares		Class C Shares		Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–1.21	%(a)	1.88	%(c)	—	—	—
1 Year (without sales charge)	3.45%		2.88%		3.86%	3.37%	3.87%
5 Years (with sales charge)	6.58	%(a)	6.88%		—	—	—
5 Years (without sales charge)	7.56%		6.88%		7.96%	7.42%	7.95%
10 Years (with sales charge)	2.47	%(a)	2.26%		—	—	—
10 Years (without sales charge)	2.94%		2.26%		3.28%	2.78%	3.28%
Since Inception (with sales charge)(d)	1.93	%(a)	1.64%		—	—	—
Since Inception (without sales charge)(d)	2.32%		1.64%		2.67%	2.17%	2.63%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2023 prospectus, supplemented on September 18, 2023, December 13, 2023 and January 17, 2024, were as follows: Class A—1.34% and 1.16%; Class C—1.99% and 1.81%; Class I—1.07% and 0.81%; Class R—1.49% and 1.31%; and Class Z—0.99% and 0.81%. Through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

(a)	Reflects a 4.50% front-end sales charge.
(b)

The blended benchmark consists of 27.5% FTSE EPRA Nareit Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% ICE BofA 1-3 Year U.S. Corporate Index, 5% Gold Spot price and 15% Dow Jones Brookfield Global Infrastructure Index. The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. Gold is represented by the Gold Spot price in U.S. Dollars per Troy ounce. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI +4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(c)	Reflects a contingent deferred sales charge of 1.00%.
(d)	Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023—December 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period(a) July 1, 2023— December 31, 2023
Class A
Actual (4.66% return)	$1,000.00	$1,046.60	$5.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

Class C
Actual (4.45% return)	$1,000.00	$1,044.50	$9.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15

Class I
Actual (4.88% return)	$1,000.00	$1,048.80	$4.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

Class R
Actual (4.68% return)	$1,000.00	$1,046.80	$6.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61

Class Z
Actual (4.89% return)	$1,000.00	$1,048.90	$4.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

(a)

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

December 31, 2023

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

SPDR Gold MiniShares Trust	$23,868,694	2.8
Prologis, Inc.	15,530,916	1.8
American Tower Corp.	14,531,746	1.7
Welltower, Inc.	13,472,660	1.6
Invitation Homes, Inc.	10,631,814	1.2
iShares Gold Trust	10,227,811	1.2
Simon Property Group, Inc.	10,063,965	1.2
SPDR Portfolio Short Term Corporate Bond ETF	10,007,182	1.2
Vinci SA (France)	9,647,777	1.1
TC Energy Corp. (Canada)	9,619,536	1.1

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdown(b)

(Unaudited)

(b)

The strategy breakdown is expressed as an approximate percentage of the Fund’s total long-term investments inclusive of derivatives exposure. Collateral investments for derivatives exposure include cash equivalents and fixed-income securities.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2023

		Shares	Value
COMMON STOCK	59.4%
AGRIBUSINESS	5.0%
AGRICULTURAL PRODUCTS	0.5%
Bunge Global SA		27,835	$2,809,943
Darling Ingredients, Inc.(a)		31,728	1,581,323

			4,391,266

CONSTRUCTION MACHINERY & HEAVY TRUCKS	0.3%
AGCO Corp.		17,386	2,110,834

FERTILIZERS & AGRICULTURAL CHEMICALS	2.1%
CF Industries Holdings, Inc.		79,217	6,297,751
Corteva, Inc.		90,275	4,325,978
FMC Corp.		12,163	766,877
Mosaic Co.		38,530	1,376,677
Nutrien Ltd. (Canada) (USD)		85,022	4,789,289
OCI NV (Netherlands)		22,607	654,872

			18,211,444

PACKAGED FOODS & MEATS	2.1%
Bakkafrost P (Denmark) (NOK)		53,363	2,794,232
BRF SA (Brazil)(a)		627,931	1,785,188
JBS SA (BRL)		491,810	2,522,025
Lamb Weston Holdings, Inc.		10,059	1,087,277
Minerva SA (Brazil)		322,242	495,543
Mowi ASA (Norway)		125,823	2,253,938
Nisshin Seifun Group, Inc. (Japan)		65,500	881,927
Pilgrim’s Pride Corp.(a)		93,280	2,580,125
Tyson Foods, Inc., Class A		32,781	1,761,979
WH Group Ltd. (Hong Kong)(b)		3,210,500	2,072,219

			18,234,453

TOTAL AGRIBUSINESS			42,947,997

AIRPORTS	0.5%
Aeroports de Paris SA (France)		5,712	739,036
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)		83,537	883,482
Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)		60,171	1,768,137
Japan Airport Terminal Co. Ltd. (Japan)		21,600	951,472

			4,342,127

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value
COMMUNICATIONS—TOWER	4.0%
Crown Castle, Inc.		39,396	$4,538,025
American Tower Corp.		67,314	14,531,746
Cellnex Telecom SA (Spain)(b)		171,301	6,743,583
SBA Communications Corp., Class A		33,900	8,600,091

			34,413,445

ELECTRIC	4.5%
Alliant Energy Corp.		28,815	1,478,209
Ameren Corp.		9,318	674,064
CenterPoint Energy, Inc.		155,480	4,442,064
Consolidated Edison, Inc.		55,406	5,040,284
DTE Energy Co.		13,683	1,508,688
E.ON SE (Germany)		44,457	596,301
EDP—Energias de Portugal SA (Portugal)		211,880	1,065,437
Entergy Corp.		21,447	2,170,222
Exelon Corp.		62,847	2,256,207
National Grid PLC (United Kingdom)		566,987	7,646,272
NTPC Ltd. (India)		288,524	1,076,585
PG&E Corp.		255,187	4,601,022
Power Assets Holdings Ltd. (Hong Kong)		139,500	808,398
Power Grid Corp. of India Ltd. (India)		265,826	755,978
PPL Corp.		118,068	3,199,643
Terna—Rete Elettrica Nazionale (Italy)		102,499	854,764

			38,174,138

ENERGY	6.2%
COAL & CONSUMABLE FUELS	0.3%
Cameco Corp. (Canada) (USD)		34,351	1,480,528
Energy Fuels, Inc.(a)		114,734	824,937

			2,305,465

INTEGRATED OIL & GAS	3.8%
BP PLC (United Kingdom)		821,970	4,883,966
Cenovus Energy, Inc. (Canada)		54,675	911,078
Chevron Corp.		41,747	6,226,983

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value
Exxon Mobil Corp.		47,544	$4,753,449
Petroleo Brasileiro SA, ADR (Brazil) (USD)		45,316	723,697
Shell PLC (Netherlands) (GBP)		258,521	8,473,705
Suncor Energy, Inc. (Canada)		60,338	1,933,020
TotalEnergies SE (France)		66,637	4,531,538

			32,437,436

OIL & GAS DRILLING	0.1%
Diamond Offshore Drilling, Inc.(a)		36,431	473,603

OIL & GAS EQUIPMENT & SERVICES	0.3%
Baker Hughes Co.		33,982	1,161,505
Schlumberger NV		22,474	1,169,547

			2,331,052

OIL & GAS EXPLORATION & PRODUCTION	1.3%
Africa Oil Corp. (Canada)		454,844	854,731
Canadian Natural Resources Ltd. (Canada)		27,657	1,811,935
Chord Energy Corp.		2,634	437,850
ConocoPhillips		20,211	2,345,891
Coterra Energy, Inc.		41,959	1,070,794
Devon Energy Corp.		15,544	704,143
Hess Corp.		3,460	498,794
Pioneer Natural Resources Co.		10,975	2,468,058
Woodside Energy Group Ltd. (Australia) (GBP)		61,762	1,309,196

			11,501,392

OIL & GAS REFINING & MARKETING	0.4%
Neste OYJ (Finland)		43,950	1,562,784
Phillips 66		11,739	1,562,930
Reliance Industries Ltd., GDR (India) (USD)(b)		10,646	665,375

			3,791,089

TOTAL ENERGY			52,840,037

ENVIRONMENTAL SERVICES	0.2%
Cleanaway Waste Management Ltd. (Australia)		637,622	1,168,825
Waste Connections, Inc. (CAD)		5,191	775,134

			1,943,959

GAS DISTRIBUTION	1.3%
ENN Energy Holdings Ltd., (H Shares) (China)		187,557	1,381,127

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value
NiSource, Inc.		111,217	$2,952,811
Osaka Gas Co. Ltd. (Japan)		45,900	958,691
Sempra		82,309	6,150,952

			11,443,581

INDUSTRIALS	0.3%
GEA Group AG (Germany)		64,900	2,700,352

MARINE PORTS	0.3%
China Merchants Port Holdings Co. Ltd., (H Shares) (China)		446,000	607,727
International Container Terminal Services, Inc. (Philippines)		177,250	789,983
Santos Brasil Participacoes SA (Brazil)		750,733	1,448,116

			2,845,826

METALS & MINING	5.2%
ALUMINUM	0.1%
Constellium SE(a)		46,610	930,336

DIVERSIFIED METALS & MINING	2.9%
BHP Group Ltd. (Australia)		273,565	9,397,477
First Quantum Minerals Ltd. (Zambia) (CAD)		42,943	351,633
Freeport-McMoRan, Inc.		42,212	1,796,965
Glencore PLC (Australia) (GBP)		895,641	5,389,630
Ivanhoe Electric, Inc.(a)		154,331	1,555,656
Lundin Mining Corp. (Chile) (CAD)		131,103	1,072,530
Rio Tinto PLC, ADR (Australia) (USD)		33,148	2,468,200
Teck Resources Ltd., Class B (Canada) (USD)		65,261	2,758,582

			24,790,673

GOLD	1.0%
Agnico Eagle Mines Ltd. (Canada)		82,465	4,521,401
Franco-Nevada Corp. (Canada)		13,485	1,493,675
Gold Fields Ltd., ADR (South Africa) (USD)		57,401	830,018
Wheaton Precious Metals Corp. (Brazil) (CAD)		31,192	1,538,826

			8,383,920

STEEL	1.2%
Cleveland-Cliffs, Inc.(a)		136,938	2,796,274
Nippon Steel Corp. (Japan)		55,219	1,264,946
Nucor Corp.		8,293	1,443,314

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value
Vale SA, ADR (Brazil) (USD)		268,941	$4,265,404

			9,769,938

TOTAL METAL & MINING			43,874,867

MIDSTREAM	5.1%
Cheniere Energy, Inc.		43,509	7,427,421
Enbridge, Inc. (Canada)		164,002	5,903,849
Equitrans Midstream Corp.		131,591	1,339,596
Keyera Corp. (Canada)		81,836	1,978,195
Kinder Morgan, Inc.		149,562	2,638,274
Kinetik Holdings, Inc.		14,934	498,796
ONEOK, Inc.		92,198	6,474,144
Pembina Pipeline Corp. (Canada)		81,936	2,820,965
Pembina Pipeline Corp. Subscription Receipts (Canada)		13,433	456,198
Targa Resources Corp.		45,742	3,973,607
TC Energy Corp. (Canada)		246,259	9,619,536

			43,130,581

RAILWAYS	0.3%
Getlink SE (France)		119,099	2,177,956

REAL ESTATE	24.7%
DATA CENTERS	2.1%
Digital Core REIT Management Pte. Ltd. (Singapore) (USD)		2,757,200	1,778,394
Digital Realty Trust, Inc.		51,022	6,866,541
Equinix, Inc.		11,828	9,526,153

			18,171,088

DIVERSIFIED	4.0%
CapitaLand Investment Ltd. (Singapore)		908,000	2,174,109
Charter Hall Group (Australia)		210,387	1,726,154
CK Asset Holdings Ltd. (Hong Kong)		383,000	1,922,725
Cofinimmo SA (Belgium)		9,539	751,883
Fastighets AB Balder, Class B (Sweden)(a)		256,143	1,816,305
Ingenia Communities Group (Australia)		541,282	1,641,412
Japan Metropolitan Fund Invest (Japan)		1,558	1,125,959
Land Securities Group PLC (United Kingdom)		237,694	2,135,380
Link REIT (Hong Kong)		529,300	2,972,377
Merlin Properties Socimi SA (Spain)		73,790	819,492
Mitsui Fudosan Co. Ltd. (Japan)		149,100	3,656,651

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value
Nomura Real Estate Holdings, Inc. (Japan)		78,200	$2,057,048
Stockland (Australia)		1,214,446	3,682,750
Sumitomo Realty & Development Co. Ltd. (Japan)		90,100	2,679,996
Sun Hung Kai Properties Ltd. (Hong Kong)		227,500	2,460,444
Swire Properties Ltd. (Hong Kong)		227,000	459,320
WP Carey, Inc.		25,506	1,653,044

			33,735,049

HEALTH CARE	2.4%
Aedifica SA (Belgium)		15,072	1,059,056
Healthcare Realty Trust, Inc.		222,326	3,830,677
Medical Properties Trust, Inc.		64,572	317,048
Parkway Life Real Estate Investment Trust (Singapore)		620,700	1,726,061
Welltower, Inc.		149,414	13,472,660

			20,405,502

HOTEL	0.5%
Boyd Gaming Corp.		20,115	1,259,400
Host Hotels & Resorts, Inc.		69,147	1,346,292
Invincible Investment Corp. (Japan)		4,198	1,816,156

			4,421,848

INDUSTRIALS	3.8%
Americold Realty Trust, Inc.		136,467	4,130,856
ARGAN SA (France)		5,995	563,869
Catena AB (Sweden)		18,659	872,081
Dream Industrial Real Estate Investment Trust (Canada)		105,640	1,112,965
Goodman Group (Australia)		129,869	2,239,031
Mitsui Fudosan Logistics Park, Inc. (Japan)		331	1,073,989
Nippon Prologis REIT, Inc. (Japan)		1,111	2,138,478
Prologis, Inc.		116,511	15,530,916
Segro PLC (United Kingdom)		149,657	1,690,900
Tritax Big Box REIT PLC (United Kingdom)		582,943	1,255,009
VGP NV (Belgium)		1,900	220,238
Warehouses De Pauw CVA (Belgium)		42,231	1,328,696

			32,157,028

OFFICE	0.7%
Daiwa Office Investment Corp. (Japan)		235	1,108,333
Highwoods Properties, Inc.		43,907	1,008,105

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value
Japan Prime Realty Investment Corp. (Japan)		497	$1,233,688
KDX Realty Investment Corp. (Japan)		2,207	2,516,919

			5,867,045

RESIDENTIAL	4.8%
Advance Residence Investment Corp. (Japan)		901	2,019,262
Boardwalk Real Estate Investment Trust (Canada)		25,048	1,348,571
Camden Property Trust		35,752	3,549,816
Canadian Apartment Properties REIT (Canada)		75,130	2,766,948
Essex Property Trust, Inc.		10,806	2,679,240
Grainger PLC (United Kingdom)		145,113	489,056
Invitation Homes, Inc.		311,692	10,631,814
LEG Immobilien SE (Germany)(a)		28,156	2,465,489
Mid-America Apartment Communities, Inc.		16,776	2,255,701
Sun Communities, Inc.		42,923	5,736,659
TAG Immobilien AG (Germany)(a)		46,082	671,259
UDR, Inc.		85,819	3,286,010
UNITE Group PLC (United Kingdom)		47,012	625,605
Vonovia SE (Germany)		87,333	2,751,578

			41,277,008

RETAIL	3.8%
Eurocommercial Properties NV (Netherlands)		23,698	580,784
Frasers Centrepoint Trust (Singapore)		750,400	1,285,019
Kimco Realty Corp.		221,023	4,710,000
Klepierre SA (France)		87,686	2,389,048
Realty Income Corp.		159,350	9,149,877
Simon Property Group, Inc.		70,555	10,063,965
Spirit Realty Capital, Inc.		30,432	1,329,574
Unibail-Rodamco-Westfield (France)(a)		35,131	2,595,350

			32,103,617

SELF STORAGE	1.6%
Big Yellow Group PLC (United Kingdom)		85,300	1,328,652
Extra Space Storage, Inc.		26,347	4,224,215
Public Storage		22,922	6,991,210
Safestore Holdings PLC (United Kingdom)		133,789	1,507,522

			14,051,599

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Shares	Value
SPECIALTY	1.0%
Iron Mountain, Inc.		49,451	$3,460,581
VICI Properties, Inc.		155,855	4,968,657

			8,429,238

TOTAL REAL ESTATE			210,619,022

TOLL ROADS	1.4%
Atlas Arteria Ltd. (Australia)(c)		262,375	1,033,438
CCR SA (Brazil)		223,640	652,836
Vinci SA (France)		76,863	9,647,777
Zhejiang Expressway Co. Ltd., (H Shares) (China)		1,377,819	919,310

			12,253,361

WATER	0.4%
Essential Utilities, Inc.		41,161	1,537,364
Severn Trent PLC (United Kingdom)		46,862	1,540,505

			3,077,869

TOTAL COMMON STOCK (Identified cost—$447,876,642)			506,785,118

EXCHANGE-TRADED FUNDS	5.1%
CORPORATE BONDS	1.1%
SPDR Portfolio Short Term Corporate Bond ETF		336,037	10,007,182

GOLD	4.0%
iShares Gold Trust(a)		262,050	10,227,811
SPDR Gold MiniShares Trust(a)		583,444	23,868,694

			34,096,505

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$38,305,243)			44,103,687

PREFERRED SECURITIES—EXCHANGE-TRADED	0.1%
UTILITIES
NiSource, Inc., 6.50% to 3/15/24, Series B(d)(e)		25,000	624,000

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$625,626)			624,000

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Principal Amount	Value
PREFERRED SECURITIES—OVER-THE-COUNTER	3.0%
BANKING	1.6%
Bank of America Corp., 6.25% to 9/5/24, Series X(d)(e)		$750,000	$744,967
Bank of America Corp., 6.50% to 10/23/24, Series Z(d)(e)		525,000	523,768
Barclays PLC, 8.00% to 6/15/24 (United Kingdom) (USD)(d)(e)(f)		800,000	796,499
Charles Schwab Corp., 5.375% to 6/1/25, Series G(d)(e)		280,000	276,814
Citigroup, Inc., 6.25% to 8/15/26, Series T(d)(e)		1,200,000	1,187,397
Corestates Capital III, 6.211% (3 Month USD Term SOFR + 0.832%), due 2/15/27 (TruPS)(b)(g)		1,000,000	952,919
Credit Agricole SA, 6.875% to 9/23/24 (France) (USD)(b)(d)(e)(f)		400,000	398,345
Credit Agricole SA, 7.875% to 1/23/24 (France) (USD)(b)(d)(e)(f)		1,000,000	1,001,014
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(d)(e)		2,000,000	1,997,197
JPMorgan Chase & Co., 8.889% (3 Month USD Term SOFR + 3.512%), Series Q(e)(g)		450,000	453,186
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom) (USD)(d)(e)(f)		800,000	793,086
Truist Financial Corp., 6.296% (3 Month USD Term SOFR + 0.912%), due 3/15/28 (TruPS)(g)		550,000	501,121
Truist Financial Corp., 6.311% (3 Month USD Term SOFR + 0.932%), due 5/15/27, Series A (TruPS)(g)		600,000	563,995
UBS Group AG, 6.875% to 8/7/25 (Switzerland) (USD)(d)(e)(f)(h)		600,000	591,468
UBS Group AG, 7.00% to 2/19/25 (Switzerland) (USD)(d)(e)(f)(h)		900,000	896,553
UBS Group AG, 7.00% to 1/31/24 (Switzerland) (USD)(b)(d)(e)(f)		400,000	400,127
Wells Fargo & Co., 5.875% to 6/15/25, Series U(d)(e)		1,875,000	1,860,143

			13,938,599

ENERGY	0.2%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom) (USD)(d)(e)		1,500,000	1,467,023

INSURANCE	0.7%
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24 (Japan) (USD)(b)(d)(e)		800,000	794,096

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Principal Amount	Value
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45 (Japan) (USD)(b)(d)		$500,000	$492,899
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46 (Japan) (USD)(b)(d)		1,700,000	1,664,521
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44 (Japan) (USD)(b)(d)		3,000,000	2,972,990

			5,924,506

TELECOMMUNICATIONS	0.2%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom) (USD)(d)(h)		2,000,000	1,994,880

UTILITIES	0.3%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada) (USD)(d)		1,470,000	1,444,965
Sempra, 4.875% to 10/15/25(d)(e)		850,000	833,648

			2,278,613

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$25,595,735)			25,603,621

CORPORATE BONDS	11.1%
BANKING	0.1%
Morgan Stanley, 3.62% to 4/17/24, due 4/17/25(d)		1,015,000	1,009,083

PIPELINES	0.5%
Energy Transfer LP, 5.875%, due 1/15/24		4,540,000	4,539,074

REAL ESTATE	7.1%
American Tower Corp., 0.60%, due 1/15/24		3,740,000	3,732,827
American Tower Corp., 2.95%, due 1/15/25		570,000	556,491
American Tower Corp., 3.125%, due 1/15/27		1,250,000	1,182,512
AvalonBay Communities, Inc., 2.95%, due 5/11/26, Series GMTN		1,275,000	1,223,783
Boston Properties LP, 3.80%, due 2/1/24		600,000	598,903
Brixmor Operating Partnership LP, 3.85%, due 2/1/25		153,000	149,819
Camden Property Trust, 5.85%, due 11/3/26		1,610,000	1,659,329
CubeSmart LP, 3.125%, due 9/1/26		290,000	275,291

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Principal Amount	Value
Equinix, Inc., 1.25%, due 7/15/25		$500,000	$470,556
Equinix, Inc., 1.45%, due 5/15/26		1,100,000	1,016,821
Essex Portfolio LP, 3.50%, due 4/1/25		1,500,000	1,466,083
Essex Portfolio LP, 3.875%, due 5/1/24		1,075,000	1,068,897
Federal Realty OP LP, 3.95%, due 1/15/24		5,079,000	5,073,765
Healthcare Realty Holdings LP, 3.875%, due 5/1/25		2,650,000	2,572,821
Kilroy Realty LP, 3.45%, due 12/15/24		2,250,000	2,196,105
Kimco Realty OP LLC, 2.70%, due 3/1/24		3,911,000	3,889,782
Kimco Realty OP LLC, 3.85%, due 6/1/25		150,000	146,248
Kimco Realty OP LLC, 4.45%, due 1/15/24		300,000	299,698
Kite Realty Group Trust, 4.00%, due 3/15/25		2,137,000	2,084,053
Mid-America Apartments LP, 3.75%, due 6/15/24		1,970,000	1,950,865
NNN REIT, Inc., 3.90%, due 6/15/24		650,000	643,534
Realty Income Corp., 0.75%, due 3/15/26		500,000	455,451
Realty Income Corp., 4.60%, due 2/6/24		5,703,000	5,695,261
Realty Income Corp., 4.625%, due 11/1/25		800,000	795,410
Regency Centers LP, 3.60%, due 2/1/27		1,180,000	1,135,569
Regency Centers LP, 3.75%, due 6/15/24		1,436,000	1,419,667
Retail Opportunity Investments Partnership LP, 4.00%, due 12/15/24		1,000,000	980,556
SITE Centers Corp., 3.625%, due 2/1/25		540,000	525,008
Spirit Realty LP, 3.20%, due 1/15/27		587,000	555,839
Ventas Realty LP, 3.50%, due 4/15/24		2,811,000	2,790,057
Ventas Realty LP, 3.75%, due 5/1/24		500,000	496,591
VICI Properties LP/VICI Note Co., Inc., 5.625%, due 5/1/24(b)		2,200,000	2,194,216
Welltower OP LLC, 3.625%, due 3/15/24		390,000	388,181
Welltower OP LLC, 4.50%, due 1/15/24		6,256,000	6,251,965
WP Carey, Inc., 4.60%, due 4/1/24		4,256,000	4,238,371

			60,180,325

TELECOMMUNICATIONS	1.0%
AT&T, Inc., 4.25%, due 3/1/27		374,000	370,016
T-Mobile USA, Inc., 2.25%, due 2/15/26		750,000	711,195
T-Mobile USA, Inc., 3.50%, due 4/15/25		1,640,000	1,606,299
Verizon Communications, Inc., 4.125%, due 3/16/27		1,750,000	1,725,015

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Principal Amount	Value
Vodafone Group PLC, 3.75%, due 1/16/24 (United Kingdom) (USD)		$3,945,000	$3,941,772

			8,354,297

UTILITIES	2.4%
American Electric Power Co., Inc., 2.031%, due 3/15/24		940,000	932,411
American Electric Power Co., Inc., 5.699%, due 8/15/25		1,800,000	1,812,768
Dominion Energy, Inc., 3.071%, due 8/15/24		1,806,000	1,776,813
DTE Energy Co., 4.22%, due 11/1/24		2,439,000	2,411,987
DTE Energy Co., 2.529%, due 10/1/24, Series C		695,000	679,055
Emera U.S. Finance LP, 0.833%, due 6/15/24 (Canada) (USD)		1,555,000	1,516,057
Enel Finance International NV, 4.25%, due 6/15/25 (Italy) (USD)(b)		1,250,000	1,233,156
Enel Finance International NV, 6.80%, due 10/14/25 (Italy) (USD)(b)		800,000	820,558
Eversource Energy, 4.75%, due 5/15/26		1,250,000	1,243,983
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25		2,050,000	2,069,536
Sempra, 3.30%, due 4/1/25		490,000	478,436
Southern California Edison Co., 4.20%, due 6/1/25, Series C		1,120,000	1,107,587
Southern Co., 4.475%, due 8/1/24		1,380,000	1,369,128
Southern Power Co., 0.90%, due 1/15/26		750,000	691,317
WEC Energy Group, Inc., 4.75%, due 1/9/26		1,485,000	1,479,815
WEC Energy Group, Inc., 5.60%, due 9/12/26		960,000	977,432

			20,600,039

TOTAL CORPORATE BONDS (Identified cost—$94,841,591)			94,682,818

		Shares
SHORT-TERM INVESTMENTS	21.3%
MONEY MARKET FUNDS	2.2%
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.31%(i)		8,249,507	8,249,507
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(i)		10,154,191	10,154,191

			18,403,698

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

		Principal Amount	Value
U.S. TREASURY BILLS	19.1%
U.S. Treasury Bills, 5.383%, due 2/15/24(j)(k)		$22,198,000	$22,052,617
U.S. Treasury Bills, 5.383%, due 2/15/24(j)(k)		10,769,000	10,698,463
U.S. Treasury Bills, 5.456%, due 1/25/24(j)		51,411,000	51,229,005
U.S. Treasury Bills, 5.456%, due 1/25/24(j)		13,025,000	12,978,896
U.S. Treasury Bills, 5.472%, due 1/18/24(j)(k)		27,883,000	27,812,886
U.S. Treasury Bills, 5.363%, due 3/21/24(j)		4,431,000	4,380,566
U.S. Treasury Bills, 5.363%, due 3/21/24(j)		34,674,000	34,279,340

			163,431,773

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$181,826,458)			181,835,471

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$789,071,295)	100.0%		853,634,715
LIABILITIES IN EXCESS OF OTHER ASSETS(l)	(0.0)		(325,715)

NET ASSETS	100.0%		$853,309,000

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
BRL	Brazil Real
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
GBP	British Pound
GDR	Global Depositary Receipt
NOK	Norway Krone
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depositary Receipt
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $22,406,018 which represents 2.6% of the net assets of the Fund, of which 0.0% are illiquid.

(c)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	Security converts to floating rate after the indicated fixed–rate coupon period.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $4,877,092 or 0.6% of the net assets of the Fund.

(g)	Variable rate. Rate shown is in effect at December 31, 2023.
(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $3,482,901 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Rate quoted represents the annualized seven–day yield.
(j)	The rate shown is the effective yield on the date of purchase.
(k)	All or a portion of this security has been pledged as collateral for futures contracts. $25,583,720 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
(l)	Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at December 31, 2023.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	556	January 15, 2024	$31,548,052	$32,685,850	$1,137,798
Aluminum HG LME	372	March 18, 2024	20,738,216	22,143,300	1,405,084
Aluminum HG LME	165	May 13, 2024	9,318,495	9,950,531	632,036
Brent Crude Oil(a)	294	January 31, 2024	24,233,207	22,649,760	(1,583,447)
Brent Crude Oil(a)	52	August 30, 2024	3,954,273	3,929,640	(24,633)
Coffee C	96	March 18, 2024	5,886,161	6,778,800	892,639
Copper	30	March 26, 2024	2,836,270	2,917,875	81,605
Copper	116	July 29, 2024	11,064,159	11,388,300	324,141
Corn	43	March 14, 2024	1,044,091	1,013,188	(30,903)

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

Futures Contracts—(Continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Corn	365	July 12, 2024	$9,299,993	$9,015,500	$(284,493)
Cotton No.2	52	March 06, 2024	2,072,773	2,106,000	33,227
Gasoline RBOB	12	February 29, 2024	1,077,235	1,071,403	(5,832)
Gasoline RBOB	12	August 30, 2024	1,127,636	1,111,421	(16,215)
Gold 100 oz	172	August 28, 2024	36,003,234	36,608,480	605,246
KC HRW Wheat	92	March 14, 2024	3,047,259	2,953,200	(94,059)
Lead LME	65	January 15, 2024	3,523,188	3,321,906	(201,282)
Lead LME	39	March 18, 2024	2,066,586	2,020,688	(45,898)
Lead LME	40	May 13, 2024	2,058,148	2,072,250	14,102
Lean Hogs	88	August 14, 2024	3,376,468	3,256,880	(119,588)
Live Cattle	132	June 28, 2024	9,700,690	8,978,640	(722,050)
Low Sulphur Gasoil	35	March 12, 2024	2,653,613	2,571,625	(81,988)
Low Sulphur Gasoil	16	April 11, 2024	1,198,716	1,164,000	(34,716)
Natural Gas	522	February 27, 2024	15,141,353	12,146,940	(2,994,413)
Nickel LME	22	January 15, 2024	2,393,352	2,169,420	(223,932)
Nickel LME	90	February 19, 2024	10,854,848	8,921,070	(1,933,778)
Nickel LME	21	March 18, 2024	2,075,972	2,090,718	14,746
Nickel LME	40	June 17, 2024	3,949,077	4,044,240	95,163
NY Harbor ULSD	4	February 29, 2024	431,764	419,194	(12,570)
NY Harbor ULSD	8	March 28, 2024	850,006	823,536	(26,470)
Silver	17	March 26, 2024	2,066,806	2,047,310	(19,496)
Silver	84	May 29, 2024	10,041,769	10,214,820	173,051
Soybean	170	July 12, 2024	11,726,333	11,160,500	(565,833)
Soybean Meal	161	March 14, 2024	6,498,663	6,214,600	(284,063)
Soybean Oil	193	July 12, 2024	5,808,343	5,656,830	(151,513)
Sugar #11 (World)	96	February 29, 2024	2,662,155	2,212,762	(449,393)
Sugar #11 (World)	277	April 30, 2024	7,711,220	6,335,101	(1,376,119)
Wheat	161	July 12, 2024	5,092,050	5,198,287	106,237
WTI Crude Oil	333	February 20, 2024	24,978,061	23,922,720	(1,055,341)
WTI Crude Oil	60	August 20, 2024	4,325,863	4,280,400	(45,463)
Zinc LME	122	January 15, 2024	7,668,870	8,061,150	392,280
Zinc LME	95	February 19, 2024	5,946,160	6,316,312	370,152
Zinc LME	28	March 18, 2024	1,697,240	1,864,450	167,210
Zinc LME	83	April 15, 2024	5,202,293	5,529,356	327,063

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

Futures Contracts—(Continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Zinc LME	85	June 17, 2024	$5,178,162	$5,678,531	$500,369

			$330,128,823	$325,017,484	$(5,111,339)

SHORT FUTURES OUTSTANDING
Aluminum HG LME	556	January 15, 2024	$(31,030,899)	$(32,685,850)	$(1,654,951)
Aluminum HG LME	174	March 18, 2024	(9,727,722)	(10,357,350)	(629,628)
Aluminum HG LME	165	May 13, 2024	(9,472,821)	(9,950,531)	(477,710)
Brent Crude Oil(a)	68	April 30, 2024	(5,597,529)	(5,211,520)	386,009
Brent Crude Oil(a)	24	October 31, 2024	(1,919,276)	(1,800,000)	119,276
Coffee Robusta	34	March 22, 2024	(920,301)	(965,940)	(45,639)
Gold 100 oz	12	February 27, 2024	(2,421,564)	(2,486,160)	(64,596)
Lead LME	65	January 15, 2024	(3,425,646)	(3,321,906)	103,740
Lead LME	91	March 18, 2024	(4,783,404)	(4,714,938)	68,466
Lean Hogs(a)	56	June 14, 2024	(2,062,372)	(2,014,320)	48,052
Natural Gas	24	June 26, 2024	(626,345)	(636,480)	(10,135)
Nickel LME	22	January 15, 2024	(2,406,567)	(2,169,420)	237,147
Nickel LME	90	February 19, 2024	(9,875,222)	(8,921,070)	954,152
Nickel LME	4	June 17, 2024	(411,893)	(404,424)	7,469
Soybean	29	March 14, 2024	(1,913,511)	(1,882,100)	31,411
Soybean Meal	64	July 12, 2024	(2,572,492)	(2,470,400)	102,092
WTI Crude Oil	68	May 21, 2024	(5,148,111)	(4,904,160)	243,951
WTI Crude Oil	28	November 20, 2024	(2,109,981)	(1,968,400)	141,581
Zinc LME	122	January 15, 2024	(7,377,854)	(8,061,150)	(683,296)
Zinc LME	95	February 19, 2024	(5,859,891)	(6,316,313)	(456,422)
Zinc LME	83	April 15, 2024	(5,249,717)	(5,529,356)	(279,639)
Zinc LME	1	June 17, 2024	(63,996)	(66,806)	(2,810)

			$(114,977,114)	$(116,838,594)	$(1,861,480)

(a)	Futures contracts are cash settled based upon the price of the underlying commodity.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2023

Glossary of Portfolio Abbreviations

HG	High Grade
HRW	Hard Red Winter
LME	London Metal Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
ULSD	Ultra Low Sulfur Diesel
WTI	West Texas Intermediate

Country Summary	% of Net Assets
United States	49.2
Canada	5.8
United Kingdom	3.8
Japan	3.7
Australia	3.5
France	2.8
Brazil	1.3
Hong Kong	1.3
Netherlands	1.1
Germany	1.1
Spain	0.9
Singapore	0.8
Other (includes short-term investments)	24.7

100.0

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

ASSETS:
Investments in securities, at value (Identified cost—$789,071,295)	$853,634,715
Cash	4,721
Foreign currency, at value (Identified cost—$425,482)	427,307
Receivable for:
Dividends and interest	3,174,488
Investment securities sold	2,863,586
Fund shares sold	2,187,972
Other assets	26,376

Total Assets	862,319,165

LIABILITIES:
Payable for:
Investment securities purchased	5,101,180
Variation margin on futures contracts	1,949,539
Fund shares redeemed	980,462
Investment advisory fees	487,796
Shareholder servicing fees	139,098
Foreign capital gains tax	61,938
Administration fees	57,108
Distribution fees	776
Other liabilities	232,268

Total Liabilities	9,010,165

NET ASSETS	$853,309,000

NET ASSETS consist of:
Paid-in capital	$860,020,154
Total distributable earnings/(accumulated loss)	(6,711,154)

$853,309,000

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2023

CLASS A SHARES:
NET ASSETS	$10,431,518
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,056,450

Net asset value and redemption price per share	$9.87

Maximum offering price per share ($9.87 ÷ 0.955)(a)	$10.34

CLASS C SHARES:
NET ASSETS	$5,871,150
Shares issued and outstanding ($0.001 par value common stock outstanding)	596,943

Net asset value and offering price per share(b)	$9.84

CLASS I SHARES:
NET ASSETS	$813,706,402
Shares issued and outstanding ($0.001 par value common stock outstanding)	82,279,798

Net asset value, offering and redemption price per share	$9.89

CLASS R SHARES:
NET ASSETS	$30,814
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,085

Net asset value, offering and redemption price per share	$9.99

CLASS Z SHARES:
NET ASSETS	$23,269,116
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,357,544

Net asset value, offering and redemption price per share	$9.87

(a)	On investments of $100,000 or more, the offering price is reduced.
(b)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

Investment Income:
Dividend income (net of $817,906 of foreign withholding tax)	$19,115,192
Interest income	14,908,294

Total Investment Income	34,023,486

Expenses:
Investment advisory fees	6,581,318
Distribution fees—Class A	38,747
Distribution fees—Class C	53,276
Distribution fees—Class R	159
Shareholder servicing fees—Class A	15,499
Shareholder servicing fees—Class C	17,759
Shareholder servicing fees—Class I	623,651
Administration fees	842,086
Custodian fees and expenses	145,574
Professional fees	138,052
Transfer agent fees and expenses	89,440
Directors’ fees and expenses	68,377
Shareholder reporting expenses	65,230
Registration and filing fees	54,614
Miscellaneous	119,694

Total Expenses	8,853,476
Reduction of Expenses (See Note 2)	(1,707,965)

Net Expenses	7,145,511

Net Investment Income (Loss)	26,877,975

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $35 of foreign capital gains tax)	(23,154,771)
Futures contracts	(16,656,391)
Written option contracts	99,294
Foreign currency transactions	(50,235)

Net realized gain (loss)	(39,762,103)

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of increase in accrued foreign capital gains tax of $61,938)	53,147,164
Futures contracts	(9,951,953)
Foreign currency translations	7,311

Net change in unrealized appreciation (depreciation)	43,202,522

Net Realized and Unrealized Gain (Loss)	3,440,419

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,318,394

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$26,877,975	$14,456,385
Net realized gain (loss)	(39,762,103)	(39,383,022)
Net change in unrealized appreciation (depreciation)	43,202,522	(23,898,184)

Net increase (decrease) in net assets resulting from operations	30,318,394	(48,824,821)

Distributions to Shareholders:
Class A	(280,885)	(428,979)
Class C	(93,602)	(163,428)
Class I	(20,278,411)	(24,185,060)
Class R	(575)	(887)
Class Z	(575,102)	(496,640)
Tax Return of Capital to Shareholders:
Class A	(37,830)	(40,925)
Class C	(17,446)	(16,768)
Class I	(2,030,308)	(1,715,624)
Class R	(77)	(120)
Class Z	(55,567)	(32,459)

Total distributions	(23,369,803)	(27,080,890)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(86,527,834)	615,827,853

Total increase (decrease) in net assets	(79,579,243)	539,922,142
Net Assets:
Beginning of year	932,888,243	392,966,101

End of year	$853,309,000	$932,888,243

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the consolidated financial statements. They should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.77	$10.28	$9.15	$9.40	$8.23

Income (loss) from investment operations:

Net investment income (loss)(a)	0.26	0.16	0.07	0.09	0.16
Net realized and unrealized gain (loss)	0.07	(0.41)	2.02	(0.22)	1.25

Total from investment operations	0.33	(0.25)	2.09	(0.13)	1.41

Less dividends and distributions to shareholders from:

Net investment income	(0.21)	(0.23)	(0.79)	(0.09)	(0.22)
Net realized gain	—	(0.01)	(0.17)	(0.03)	(0.02)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.23)	(0.26)	(0.96)	(0.12)	(0.24)

Net increase (decrease) in net asset value	0.10	(0.51)	1.13	(0.25)	1.17

Net asset value, end of year	$9.87	$9.77	$10.28	$9.15	$9.40

Total return(b)(c)	3.45%	–2.38%	23.15%	–1.22%	17.19%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$10.4	$16.7	$10.8	$8.4	$10.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.27%	1.33%	1.45%	1.69%	1.62%

Expenses (net of expense reduction)	1.15%	1.15%	1.15%	1.15%	1.15%

Net investment income (loss) (before expense reduction)	2.58%	1.39%	0.37%	0.58%	1.26%

Net investment income (loss) (net of expense reduction)	2.70%	1.57%	0.67%	1.12%	1.73%

Portfolio turnover rate(d)	104%	83%	71%	139%	115%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Does not reflect sales charges, which would reduce return.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.73	$10.26	$9.13	$9.37	$8.21

Income (loss) from investment operations:

Net investment income (loss)(a)	0.20	0.10	0.00 (b)	0.04	0.10
Net realized and unrealized gain (loss)	0.07	(0.42)	2.03	(0.21)	1.23

Total from investment operations	0.27	(0.32)	2.03	(0.17)	1.33

Less dividends and distributions to shareholders from:

Net investment income	(0.14)	(0.18)	(0.73)	(0.04)	(0.15)
Net realized gain	—	(0.01)	(0.17)	(0.03)	(0.02)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.16)	(0.21)	(0.90)	(0.07)	(0.17)

Net increase (decrease) in net asset value	0.11	(0.53)	1.13	(0.24)	1.16

Net asset value, end of year	$9.84	$9.73	$10.26	$9.13	$9.37

Total return(c)(d)	2.88%	–3.06%	22.44%	–1.80%	16.31%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$5.9	$8.2	$3.4	$2.7	$4.3

Ratios to average daily net assets:

Expenses (before expense reduction)	1.92%	1.98%	2.10%	2.34%	2.27%

Expenses (net of expense reduction)	1.80%	1.80%	1.80%	1.80%	1.80%

Net investment income (loss) (before expense reduction)	1.93%	0.80%	(0.27)%	(0.02)%	0.61%

Net investment income (loss) (net of expense reduction)	2.05%	0.98%	0.03%	0.52%	1.08%

Portfolio turnover rate(e)	104%	83%	71%	139%	115%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Does not reflect sales charges, which would reduce return.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.79	$10.30	$9.16	$9.41	$8.24

Income (loss) from investment operations:

Net investment income (loss)(a)	0.30	0.20	0.11	0.13	0.19
Net realized and unrealized gain (loss)	0.07	(0.41)	2.03	(0.22)	1.25

Total from investment operations	0.37	(0.21)	2.14	(0.09)	1.44

Less dividends and distributions to shareholders from:

Net investment income	(0.25)	(0.27)	(0.83)	(0.13)	(0.25)
Net realized gain	—	(0.01)	(0.17)	(0.03)	(0.02)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.27)	(0.30)	(1.00)	(0.16)	(0.27)

Net increase (decrease) in net asset value	0.10	(0.51)	1.14	(0.25)	1.17

Net asset value, end of year	$9.89	$9.79	$10.30	$9.16	$9.41

Total return(b)	3.86%	–2.04%	23.62%	–0.85%	17.58%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$813.7	$886.4	$368.7	$133.9	$102.9

Ratios to average daily net assets:
Expenses (before expense reduction)	1.00%	1.06%	1.18%	1.42%	1.34%

Expenses (net of expense reduction)	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income (loss) (before expense reduction)	2.88%	1.70%	0.70%	0.87%	1.54%

Net investment income (loss) (net of expense reduction)	3.08%	1.96%	1.08%	1.49%	2.08%

Portfolio turnover rate(c)	104%	83%	71%	139%	115%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.88	$10.38	$9.23	$9.48	$8.30

Income (loss) from investment operations:

Net investment income (loss)(a)	0.25	0.13	0.06	0.08	0.14
Net realized and unrealized gain (loss)	0.08	(0.39)	2.03	(0.22)	1.26

Total from investment operations	0.33	(0.26)	2.09	(0.14)	1.40

Less dividends and distributions to shareholders from:

Net investment income	(0.20)	(0.21)	(0.77)	(0.08)	(0.20)
Net realized gain	—	(0.01)	(0.17)	(0.03)	(0.02)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.22)	(0.24)	(0.94)	(0.11)	(0.22)

Net increase (decrease) in net asset value	0.11	(0.50)	1.15	(0.25)	1.18

Net asset value, end of year	$9.99	$9.88	$10.38	$9.23	$9.48

Total return(b)	3.37%	–2.52%	22.96%	–1.32%	16.99%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$30.8	$42.3	$74.6	$60.6	$61.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.42%	1.48%	1.60%	1.84%	1.77%

Expenses (net of expense reduction)	1.30%	1.30%	1.30%	1.30%	1.30%

Net investment income (loss) (before expense reduction)	2.39%	1.06%	0.23%	0.45%	1.10%

Net investment income (loss) (net of expense reduction)	2.51%	1.24%	0.53%	0.99%	1.57%

Portfolio turnover rate(c)	104%	83%	71%	139%	115%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.77	$10.28	$9.14	$9.39	$8.23

Income (loss) from investment operations:

Net investment income (loss)(a)	0.30	0.19	0.11	0.13	0.19
Net realized and unrealized gain (loss)	0.07	(0.40)	2.03	(0.22)	1.24

Total from investment operations	0.37	(0.21)	2.14	(0.09)	1.43

Less dividends and distributions to shareholders from:

Net investment income	(0.25)	(0.27)	(0.83)	(0.13)	(0.25)
Net realized gain	—	(0.01)	(0.17)	(0.03)	(0.02)
Tax return of capital	(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.27)	(0.30)	(1.00)	(0.16)	(0.27)

Net increase (decrease) in net asset value	0.10	(0.51)	1.14	(0.25)	1.16

Net asset value, end of year	$9.87	$9.77	$10.28	$9.14	$9.39

Total return(b)	3.87%	–2.05%	23.68%	–0.85%	17.48%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$23.3	$21.6	$9.9	$4.3	$4.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.92%	0.98%	1.10%	1.34%	1.27%

Expenses (net of expense reduction)	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income (loss) (before expense reduction)	2.97%	1.67%	0.77%	0.95%	1.62%

Net investment income (loss) (net of expense reduction)	3.09%	1.85%	1.07%	1.49%	2.09%

Portfolio turnover rate(c)	104%	83%	71%	139%	115%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

Cohen & Steers Real Assets Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. Investments in the Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Commodity futures contracts and options on futures contracts are valued at the settlement price as of the close of futures trading on the primary exchange on which the futures are traded. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$506,785,118	$—	$—	$506,785,118
Exchange-Traded Funds	44,103,687	—	—	44,103,687
Preferred Securities—Exchange-Traded	624,000	—	—	624,000
Preferred Securities—Over-the-Counter	—	25,603,621	—	25,603,621
Corporate Bonds	—	94,682,818	—	94,682,818
Short-Term Investments	—	181,835,471	—	181,835,471

Total Investments in Securities(a)	$551,512,805	$302,121,910	$—	$853,634,715

Futures Contracts	$9,715,495	$—	$—	$9,715,495

Total Derivative Assets(a)	$9,715,495	$—	$—	$9,715,495

Futures Contracts	$(16,688,314)	$—	$—	$(16,688,314)

Total Derivative Liabilities(a)	$(16,688,314)	$—	$—	$(16,688,314)

(a)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-adjusted securities are reflected as interest income or reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At December 31, 2023, the Fund did not have any option contracts outstanding.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2023, a portion of the dividends has been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2023, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s and Subsidiary’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the year ended December 31, 2023, and through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2023, fees waived and/or expenses reimbursed totaled $1,707,965.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the year ended December 31, 2023, the Fund incurred $702,007 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2023, the Fund has been advised that the distributor received $530, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $2,884 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $6,238 for the year ended December 31, 2023.

Other: The Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Fund’s Board of Directors. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price as prescribed in the procedures. Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in such transactions through purchases of $5,729,155.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities and U.S. government obligations, excluding short-term investments, for the year ended December 31, 2023 were as follows:

	Securities	U.S. Government Obligations	Total
Purchases	$674,623,845	$—	$674,623,845
Sales	749,466,874	399,247	749,866,121

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2023 and the effect of derivatives held during the year ended December 31, 2023, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Risk:
Futures Contracts(a)	—	$—	Payable for variation margin on futures contracts	$(6,972,819	)(b)

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)

Amount represents the cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(16,656,391)	$(9,951,953)
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	(126,785)	—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	99,294	—

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the monthly average volume of the Fund’s option contracts and futures contracts activity during the year ended December 31, 2023:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a)(b)	$2,383,438	$3,851,354

Futures Contracts(b)
Average Notional Amount—Long	$336,675,541
Average Notional Amount—Short	(108,321,818)

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts and futures contracts outstanding at month end. For the period, this represents three months for purchased option contracts, three months for written option contracts and twelve months for futures contracts.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2023	2022
Ordinary income	$21,228,575	$24,910,844
Long-term capital gain	—	364,150
Tax return of capital	2,141,228	1,805,896

Total dividends and distributions	$23,369,803	$27,080,890

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

As of December 31, 2023, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$812,819,162

Gross unrealized appreciation on investments	$44,385,473
Gross unrealized depreciation on investments	(10,593,584)

Net unrealized appreciation (depreciation) on investments	$33,791,889

As of December 31, 2023, the Fund has a net capital loss carryforward of $37,560,187 which may be used to offset future capital gains. The loss is comprised of a short-term capital loss carryforward of $23,000,008 and a long-term capital loss carryforward of $14,560,179 which, under current federal income tax rules, may offset capital gains recognized in any future period.

As of December 31, 2023, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to certain fixed income securities and subsidiary adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $23,895,488 and total distributable earnings/(accumulated loss) was credited $23,895,488. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A:
Sold	519,990	$5,121,874	1,503,433	$16,058,556
Issued as reinvestment of dividends and distributions	20,605	196,865	31,146	307,852
Redeemed	(1,194,640)	(11,566,711)	(878,803)	(8,889,323)

Net increase (decrease)	(654,045)	$(6,247,972)	655,776	$7,477,085

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount

Class C:
Sold	30,991	$297,970	652,173	$7,062,770
Issued as reinvestment of dividends and distributions	4,428	42,158	6,304	62,057
Redeemed	(277,384)	(2,679,226)	(151,581)	(1,510,973)

Net increase (decrease)	(241,965)	$(2,339,098)	506,896	$5,613,854

Class I:
Sold	27,579,945	$269,548,022	85,149,571	$897,933,775
Issued as reinvestment of dividends and distributions	1,806,402	17,287,264	1,775,549	17,559,079
Redeemed	(37,628,107)	(366,203,965)	(32,200,192)	(325,186,920)

Net increase (decrease)	(8,241,760)	$(79,368,679)	54,724,928	$590,305,934

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends and distributions	67	652	101	1,007
Redeemed	(1,259)	(12,449)	(3,009)	(33,514)

Net increase (decrease)	(1,192)	$(11,797)	(2,908)	$(32,507)

Class Z:
Sold	1,085,412	$10,547,021	1,418,625	$14,315,641
Issued as reinvestment of dividends and distributions	66,001	630,669	53,766	529,099
Redeemed	(1,000,672)	(9,737,978)	(232,097)	(2,381,253)

Net increase (decrease)	150,741	$1,439,712	1,240,294	$12,463,487

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful.

The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Gold and Other Precious Metals Risk: Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, gains derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund’s ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the statement of additional information (SAI) and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19,

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public emergency declaration on May 11, 2023, however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have potentially significant negative long-term impacts on financial markets in the UK and throughout Europe.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund’s investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Note 9. New Accounting Pronouncements and Regulations

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management has concluded that ASU 2021-01 or ASU 2022-06 did not have a material impact on the financial statements.

On October 26, 2022, the SEC adopted rule and form amendments which require open-end mutual funds to transmit streamlined annual and semi-annual reports to shareholders that highlight key information to investors. In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024, and will have no effect on the Fund’s accounting policies or financial statements.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2023 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Real Assets Fund, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Cohen & Steers Real Assets Fund, Inc. and its subsidiary (the “Fund”) as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS REAL ASSETS FUND, INC.

(The following pages are unaudited)

TAX INFORMATION—2023

For the calendar year ended December 31, 2023, for individual taxpayers, the Fund designates $12,511,014 as qualified dividend income eligible for reduced tax rates and $4,734,035 as qualified business income. In addition, for corporate taxpayers, 15.13% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Portfolio Management Team

Effective February 1, 2023, Tyler S. Rosenlicht was added as a portfolio manager of the Fund. Vincent L. Childers, Jon Cheigh, Benjamin Ross, Nicholas Koutsoftas, Benjamin Morton and Jeffrey Palma continue to serve as portfolio managers of the Fund.

Effective January 1, 2024, Jason Yablon was added as a portfolio manager of the Fund. Vincent L. Childers, Jon Cheigh, Benjamin Ross, Nicholas Koutsoftas, Benjamin Morton, Jeffrey Palma and Tyler S. Rosenlicht will continue to serve as portfolio managers of the Fund.

William F. Scapell has announced his intention to retire from the investment advisor on August 1, 2024. Effective August 1, 2024, William F. Scapell will no longer serve as an officer of the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Interested Directors(4)

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (CSCM), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	20	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) from July 2018 to July 2022; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee Member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; former Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board Member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	20	Since 2015

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999; Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since 2021; Member, Thomas Jefferson University Board of Trustees since 2020; and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; former Member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

(1)	The address for each Director is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (Interested Directors).

COHEN & STEERS REAL ASSETS FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served(2)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017.	Since 2019

Vincent L. Childers 1976	Vice President	Senior Vice President of CSCM since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	Since 2013

Jon Cheigh 1973	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

Benjamin Ross 1971	Vice President	Senior Vice President of CSCM since 2013. Prior to that, co-portfolio manager at GE Asset Management of the GE Active Commodities strategy since its 2006 inception.	Since 2013

William F. Scapell 1967	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Jason A. Yablon 1979	Vice President	Executive Vice President of CSCM effective January 2022. Prior to that, Senior Vice President of CSCM since 2014.	Since 2012

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

(1)	The address of each officer is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800-330-7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Vincent L. Childers

Vice President

Jon Cheigh

Vice President

Benjamin Ross

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

NASDAQ Symbol:	Class A—RAPAX
Class C—RAPCX
Class F—RAPFX*
Class I—RAPIX
Class R—RAPRX
Class Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Annual Report December 31, 2023

Cohen & Steers

Real Assets Fund

The U.S. Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s new, streamlined shareholder reports will be mailed to you beginning in August 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, you can call (800) 330-7348.

RAPAXAR

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2023, the Registrant amended the Code of Ethics to make immaterial stylistic updates. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the last two fiscal years ended December 31, 2023 and December 31, 2022 for professional services rendered by the Registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$61,314	$59,819
Audit-Related Fees	$0	$0
Tax Fees	$10,250	$10,000
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2023	2022
Registrant	$10,250	$10,000
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	March 1, 2024